UOB RADANASIN BANK

                               Overdraft Agreement

                                                      Made at UOB Radanasin Bank
                                                      Public Company Limited

                                                             20 June 2000


We, King Power Duty Free Co., Ltd., Thai nationality, with offices at 26th-27th Floor, Siam Tower, 989, Rama I Road, Pathum Wan Sub-district, Pathum Wan District, Bangkok Metropolis, hereinafter called the "Borrower" hereby make this agreement to UOB Radanasin Bank Public Company Limited as evidence that :
-Signed- (Seal of King Power Duty Free Co., Ltd.)
1. The borrower requests for an overdraft from the lender for a sum not exceeding Baht 20,000,000.00 (Twenty Million Baht Only), whereby it was agreed that the borrower may withdraw overdraft from the lender according to the amount and at the time the borrower requires and as the lender may approve as the lender deems appropriate in accordance with the method and general practice of overdraft of the commercial banks. All withdrawal documents of the borrower, be it by cheque or any form of document serving as the evidence of withdrawal of overdraft shall be deemed part of this agreement, and the funds the borrower shall withdraw from the lender according to such withdrawal documents shall be deemed the overdraft under this agreement. If the borrower has an overdraft payable to the lender prior to this agreement, the borrower consents that such overdraft shall be the overdraft under this agreement in the whole amount.

2. The borrower agrees to pay interest for the total overdraft as appear in the current deposit account at the maximum interest rate for the general customers announced by the lender under the Notification of the Bank of Thailand on Procedure for Commercial Banks Regarding Interest and Discount, which at the time of entering into this agreement was fixed at 12.25% p.a., and is subject to change as announced by the lender from time to time, hereinafter called the "maximum interest rate." However, if it appears that the borrower has withdrawn overdraft exceeding the amount agreed under this agreement, the borrower consents the lender to charge interest for the debt exceeding the amount agreed under this agreement at the maximum interest rate of the overdraft exceeding the amount or withdrawal of temporary overdraft that the lender announced under the Notification of the Bank of Thailand on Procedure for Commercial Banks Regarding Interest and Discount, which at the time of entering into this agreement was fixed at 18.00% p.a. and is subject to change as announced by the lender from time to time. If the borrower is in default of the conditions set forth in the application form for opening a current deposit account and/or this agreement, the borrower consents to pay interest at the maximum interest rate for the default customers that the lender announced under the Notification of the Bank of Thailand on Procedure for Commercial Banks Regarding Interest and Discount, which at the time of entering into this agreement was fixed at 18.00% p.a. and is subject to change as announced by the lender from time to time, hereinafter called the "maximum default interest rate" instead of the said maximum interest rate. The interest rate shall be charged on daily basis, and payment of interest shall be made on monthly basis, by the end of every month, or the date the lender shall announce the change thereof, during the office hours, at the offices of the lender. If the due date of interest payment falls on a holiday, it shall be postponed to the following working day.

3. Withdrawal of overdraft under this agreement shall be according to the practice of the commercial banks. Therefore, if the borrower fails to pay interest at the rate and on the due date prescribe in Clause 2, the borrower consents the lender to add the unpaid interest to the principal on monthly basis, and the said interest added to the principal shall become the principal to which the borrower must pay interest at the rate and on the due date prescribed in Clause 2.

4.     The borrower shall repay the debt under this agreement continuously which shall be  repaid  in full by  ............................,  but  without prejudice to the right of the lender to demand the borrower to perform the obligations, either in whole or in part, at any time the lender deems appropriate and without having to give an explanation. The borrower agrees that upon such demand for performance of obligations, the borrower shall comply without reservation.

       It  is  understood   mutually  that  the  due  date  for  performance  of
       obligations in the previous paragraph (if any) shall not cause the term for this Overdraft Agreement to expire.

5. Upon due date of the overdraft under Clause 4, whether the borrower has repaid the whole amount of overdraft to the lender or not, if the borrower continues to deposit money into the current deposit account or order payment from the said account and the lender consents the borrower to withdraw the overdraft, the borrower consents that it shall be deemed that the borrower agrees to renew the overdraft agreement for the next 12 months, without the borrower having to notify the lender in writing again, and it shall be deemed that this Overdraft Agreement shall be valid continuously.

       The borrower also agrees that upon due date of the overdraft which has been extended in whichever occasion, it shall be deemed that the borrower agrees to renew the overdraft agreement for the next 12 months, under the same terms and conditions of this agreement.

       In any case whatever, the above shall not prejudice the right of the lender to proceed according to Clause 4 and Clause 8 of this agreement, and the lender is entitled to reduce the overdraft amount as the lender deems appropriate, thereby the borrower shall not dispute or object, and the lender"s action shall not be deemed detrimental to the borrower.

6. On every occasion that the lender has forwarded a document notifying the total overdraft in the said current deposit account, the borrower acknowledges that the borrower shall forward a letter confirming or objecting thereto, as the case may be. If the borrower does not notify the lender within seven days from the date of receipt thereof, it shall be deemed that the total overdraft notified by the lender is correct.

7. Under any of the following cases, it shall be deemed that the borrower is in default of agreement :

       7.1 the borrower fails to pay the fee, expenses and damages as well as other money the borrower has to pay the lender under this agreement, either in whole or in part;

       7.2 the borrower files for business reorganization, or are subject to bankruptcy litigation or insolvent, receivership, attachment or seizure of property, or prohibited to dispose of or transfer the property according to an order of the court or administrative officer, or commit any act which may be grounds for bankruptcy litigation, or file a bankruptcy petition, or compromise of debts;

       7.3 the borrower is subject to litigation, or there is reasonable grounds causing the lender to see that it may be detrimental to the operation or financial standing of the borrower, or may impact the borrower"s ability to perform the obligations and/or comply with the terms and conditions of this agreement;

       7.4 the borrower fails to comply with or are in breach of any agreement, condition, covenant or condition stipulated in the application form for opening a current deposit account and/or this agreement or other documents under or related this agreement;

       7.5 it appears that the evidence, letter, guarantee, confirmation or document the borrower has submitted to the lender is false or fake or invalid according to law, either in whole or in part;

       7.6 when other obligation of the borrower, besides the one indicated in this agreement, becomes due or is subject to payment prior to the due date or the creditor of the borrower is entitled to call the borrower to perform the obligation prior to the due date;

       7.7 upon closure of business that the borrower operates at the time of entering into this agreement, or the borrower operates a business different from the current business; or

       7.8 the security that the borrower has submitted to the lender and/or the reliability has decreased due to whatever reasons, and the lender has notified the borrower to submit additional collateral, after such addition it must be not less than the original collateral, with which the borrower fails to comply or is unable to comply.

8. In case the borrower is in default of the agreement in Clause 7, the borrower consents the lender to deem that it is default of the whole amount of debt and that the borrower is no longer eligible to make use of the overdraft under this agreement, and that all debts under this agreement shall become due immediately, without having to give an advance notice or make collection, and the borrower consents the lender to charge interest at the maximum default interest rate of the total debt appears in the current deposit account, and if the lender calls for performance of obligation, the borrower consents to comply immediately, and the borrower consents to compensate for all damages that may occurred to the lender due to the default of agreement of the borrower, including the expenses on warning, claim, collection, litigation and enforcement of performance of obligation in full and in all respects.

9. The borrower consents that it is the lender"s discretion to deduct money from all deposit accounts the borrower has with the lender, including the money the lender are the owner or creditor of the lender for repayment of the principal and payment of interest, including stamp duties, fees, taxes & duties, insurance premiums, relevant expenses, including the advance payment the lender has made on behalf of the borrower for surveying the collateral, granting power of attorney, insurance, renewal of insurance, preparation, making and proceedings under this agreement or other juristic documents related to this agreement, including all damages which may occur due to such proceedings under this agreement, the damages which may occur to the lender due to the default of the borrower, including the expenses on warning, claim, collection, litigation, attorney"s fees, court fees, as well as enforcement of the case, enforcement of performance of obligation, and enforcement collateral or other property to the lender immediately, without having to notify the borrower.

       In case there is no fund in the said account and/or the money that the borrower being the owner or the creditor of the lender to be deducted, or there is some fund but insufficient for performance of obligation, the borrower consents the lender to exercise discretion to debit the expenses, advance payment, damages as well as any amount in the previous in whole, or the amount after deduction thereof, into the current deposit account of the borrower with the lender at present and/or in the future, in order for the borrower to remain in debt of overdraft to the lender onwards, and the borrower consents to pay accumulated interest for the overdraft to the lender at the rate under Clause 2 according to the general practice of calculation of interest in current deposit account of commercial banks, from the date of incurring the overdraft.

10. All correspondence, collection letter, notice or other documents to be forwarded to the borrower, by registered or regular mail, or by messenger, if having been forwarded to the above address herein, it shall be deemed as having been legitimately forwarded to the borrower, without regard to whether there is a recipient or not, and though it could not be forwarded due to the fact that such address has been changed or demolished and the borrower has failed to notify such change or demolition in writing to the lender, or due to the fact that such address could not be found, it shall be deemed that the borrower has acknowledged the same accordingly.

11. In case this agreement has mortgage of property as collateral, if the lender enforces the mortgaged property for auction, but the net proceeds appear to be insufficient for performance of obligation, or in case the lender has taken foreclosure of the mortgaged property and the value thereof appears to be lower than the debt for whichever amount, the borrower consents to make payment therefor to the lender from other property accordingly.

12. The borrower consents the lender to transfer the rights, duties and interests, including the collateral under this agreement, either in whole or in part, to a third party, merely by notifying the borrower in writing.

The borrower, having read and understood the contents of this agreement and found it to be in accordance with his intention, hereunder sign their names and affix seal (if any) on the date indicated above.

                                                    - signed -          Borrower
(Seal of King Power Duty Free Co., Ltd.)    (Mr. Viratana Suntaranond)


                                                    - signed -           Witness
                                           (Miss Sutthida Sutthiprasoet)


                                                    - signed -           Witness
                                              (Bunsit Chawiwongwiwat)